Exhibit 99.1

SMG Industries Inc. Announces Voluntary SEC Deregistration

HOUSTON, TX, March 8, 2024 (GLOBE NEWSWIRE) – via NewMediaWire – SMG Industries Inc. (“SMG” or the “Company”) (OTCQB: SMGI), a growth-oriented transportation services company specializing in the full-service logistics market, today announced its strategic decision to voluntarily deregister its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SMG’s management believes that “going dark” is a prudent step aligned with the Company’s short -term planning and long term vision. By eliminating the Company’s Exchange Act reporting obligations, SMG aims to streamline its financial operations, reporting obligations, reducing administrative costs, and allowing the business to focus on core business activities. The Company believes this decision will allow the back office to operate more efficiently and allocate resources more effectively. With a more streamlined cost profile, SMG’s management will be better able to invest in its business and mitigate excessive costs around public reporting requirements, thus providing a future benefit to the Company’s stockholders.

On or about March 15, 2024, the Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) to voluntarily effect the deregistration of its common stock. The Company is eligible to deregister by filing a Form 15 because it has fewer than 300 holders of record of its common stock. Upon the filing of the Form 15, the Company’s obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects the deregistration to become effective 90 days after filing the Form 15 with the SEC.

“We remain committed to delivering value to our stockholders. Going dark allows us to focus on the operations of the business and reduce costs by an estimated $1,000,000 per year. Currently, we do not believe we are receiving meaningful benefit of being a public reporting company. We appreciate the continuing support of our stockholders and look forward to achieving our long term vision including this short term plan,” stated Tim Barnhart, CFO.

As a result of this decision, the Company’s common stock will be moved from the OTCQB to the Expert Market of the OTC Markets Group. The board of directors of SMG considered the fact that the Company’s common stock would become more illiquid as a result of this decision and that stockholders may experience difficulties in selling their shares of common stock. The decision to proceed, however, took into consideration the current as well as potential future costs of remaining a reporting company versus the benefits to the longer-term health and future of the Company.

About SMG Industries Inc.

SMG Industries Inc. is a growth-oriented transportation services company specializing in the full-service logistics market. As a family of transportation companies, SMG Industries offers comprehensive logistics solutions, serving as a single service provider for shipments of all sizes, both domestically and internationally. Read more about SMG Industries and our operating companies at www.SMGIndustries.com.

Forward-Looking Statements

The statements contained in this news release that are not historical fact are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements may be identified by the use of forward-looking terminology such as “should,” “could,” “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” “intends,” “continue,” or similar terms or variations of those terms or the negative of those terms. All forward-looking statements are the Company’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements appear in a number of places in this news release and include statements regarding the intent, belief or current expectations of SMG Industries Inc. Forward-looking statements are merely management’s current predictions of future events. Investors are cautioned that any such forward-looking statements are inherently uncertain, are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from the Company’s predictions. There are a number of factors that could negatively affect the Company’s business and the value of its securities, including, but not limited to, fluctuations in the market price of its common stock; changes in its plans, strategies and intentions; changes in market valuations associated with its cash flows and operating results; the impact of significant acquisitions, dispositions and other similar transactions, including the acquisition of the Barnhart Transportation family of companies; the Company’s ability to attract and retain key employees; changes in financial estimates or recommendations by securities analysts; asset impairments; decreased liquidity in the capital markets, including as a result of the decision to go dark; and changes in interest rates. Such factors could materially affect the Company’s future operating results and could cause actual events to differ materially from those described in forward-looking statements relating to the Company. Although the Company has sought to identify the most significant risks to its business, it cannot predict whether, or to what extent, any of such risks may be realized, nor is there any assurance that it has identified all possible issues that it might face.

In light of these assumptions, risks and uncertainties, the results and events discussed in the forward-looking statements contained in this news release might not occur. Stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this news release. The Company is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required by applicable law. All subsequent forward-looking statements attributable to the Company or to any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company urges readers to carefully review and consider the various disclosures it makes in this news release and its reports filed with the SEC that attempt to advise interested parties of the risks, uncertainties and other factors that may affect its business, including the risk factors included under Part I, Item 1A. “Risk Factors” in its Annual Report on Form 10-K filed with the SEC on April 17, 2023 and under Part II, Item 1A. “Risk Factors” in its subsequent Quarterly Reports on Form 10-Q filed with the SEC.

SOURCE: SMG Industries Inc.